Earnings Conference Call – Second Quarter 2015 July 29, 2015 John Wiehoff, Chairman & CEO Andrew Clarke, CFO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Results Q2 2015
Three months ended June 30
in thousands, except per share amounts
•
Record net revenues in the second quarter with Freightquote adding approximately 7 percentage points to our total net revenue growth.
•
Total company net revenue growth per business day accelerated in May and June when compared to April.
•
Net revenue grew faster than total revenue in the second quarter of 2015, primarily the result of decreased fuel prices.
•
The base CHRW average headcount grew approximately 1.6 percent in the second quarter when compared to the second quarter of 2014.
2015
2014
% Change
Total revenues
$3,545,088
$3,502,918
1.2%
Total net revenues
$584,018
$521,037
12.1%
Income from operations
$229,095
$200,382
14.3%
Net income
$137,208
$118,596
15.7%
Earnings per share (diluted)
$0.94
$0.80
17.5%
Weighted average shares
outstanding (diluted)
145,679
147,974
-1.6%
Average headcount
12,850
11,674
10.1%
Ending headcount
13,068
11,645
12.2%
2015
2014
% Change
$6,845,978
$6,645,503
3.0%
$1,109,128
$978,272
13.4%
$411,020
$357,353
15.0%
$243,684
$211,783
15.1%
$1.67
$1.43
16.8%
146,020
148,293
-1.5%
12,732
11,675
9.1%
13,068
11,645
12.2%
Six months ended June 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q2 2015
Net revenue margin increased in all transportation services in the second quarter.
The decrease in fuel prices accounted for most of the year-over-year increase in net revenue margin.
2015
2014
% Change
Total revenues
$3,130,722
$3,042,102
2.9%
Total net revenues
$548,348
$486,143
12.8%
Net revenue margin
17.5%
16.0%
9.6%
Three months ended June 30
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1
18.3%
20.2%
18.2%
22.6%
17.4%
17.2%
16.9%
16.3%
15.3%
16.8%
Q2
17.1%
17.9%
15.4%
20.6%
15.8%
16.2%
14.9%
15.4%
16.0%
17.5%
Q3
17.5%
18.0%
15.9%
19.8%
16.6%
16.4%
15.6%
15.0%
16.2%
Q4
18.3%
17.7%
19.0%
18.3%
17.6%
16.3%
15.8%
15.1%
15.9%
Year
17.8%
18.4%
17.0%
20.2%
16.8%
16.5%
15.8%
15.4%
15.9%
2015
2014
% Change
$6,077,979
$5,848,879
3.9%
$1,043,493
$916,532
13.9%
17.2%
15.7%
9.6%
Six months ended June 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q2 2015
2015
2014
% Change
$334,546
$308,152
8.6%
Three months ended June 30
TRUCKLOAD NET REVENUES in thousands
North America
Truckload
Year over year change
*Pricing and cost measures exclude the estimated impact
of the change in fuel prices
Net revenue per shipment growth increased throughout the quarter.
Freightquote
added approximately 3.5
percentage points to our
truckload net revenue growth in the second quarter of 2015 when compared to the second quarter of 2014.
Approximately 3 percent of the North America Truckload volume increase was due to the acquisition of Freightquote.
Added over 3,000 new carriers in the second quarter of 2015.
Quarter
Volume
7%
Approximate pricing*
3%
Approximate cost*
2.5%
Net revenue margin
2015
2014
% Change
$632,926
$580,499
9.0%
Six months ended June 30
YTD
7%
4%
4%

↓	↔
	↑	↑

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q2 2015
2015
2014
% Change
$91,524
$67,376
35.8%
Three months ended June 30
LTL NET REVENUES in thousands
LTL
Year over year change
Net revenue and volume growth in all LTL services (Common Carrier,
Temperature Controlled, Consolidation, Small Parcel).
Freightquote added approximately 33 percentage points to our LTL net revenue growth in the second quarter of 2015 when compared to the second quarter of 2014.
Freightquote added approximately 20 percentage points to our LTL volume growth in the second quarter of 2015 when compared to the second quarter of 2014.
Quarter
Volume
33%
Pricing
Net revenue margin
2015
2014
% Change
$176,894
$127,514
38.7%
Six months ended June 30
YTD
30%

↓	↓
	↑	↑

•

•

•

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved

Intermodal Results Q2 2015
Freightquote
added approximately 9 percentage points to both
our intermodal net revenue growth and our intermodal volume
growth in the second quarter of 2015 when compared to the
second quarter of 2014.
Net revenue margin improvement in the second quarter of 2015 was driven by improved operating efficiencies and routing
selections in addition to a reduction in fuel expense.
Transactional customer business decreased in the second
quarter of 2015 when compared to the second quarter of 2014.
2015
2014
% Change
$11,539
$10,863
6.2%
Three months ended June 30
INTERMODAL NET REVENUES  in thousands
Year over year change
INTERMODAL
Quarter
Volume
6%
Pricing
Net revenue margin
2015
2014
% Change
$22,051
$19,803
11.4%
Six months ended June 30
YTD
10%

↔	↔
↑	↑
↑	↑

↑	↑
↓	↓
↑	↑

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Global Forwarding Results Q2 2015
Ocean, Air and Customs
2015
2014
% Change
Ocean
$59,066
$50,486
17.0%
Air
$19,596
$21,747
-9.9%
Customs
$10,973
$10,312
6.4%
Three months ended June 30
NET REVENUES  in thousands
Quarter
Volume
Pricing
Net revenue margin
OCEAN
Quarter
Volume
Pricing
Net revenue margin
AIR
Year over year change
Year over year change
Combined Global Forwarding services net revenues increased 8.6% in the second quarter when compared to the second quarter of 2014.
Cross selling initiatives continue to produce new opportunities and net revenue growth.
Retained #1 NVOCC in ocean shipments from China to the U.S. (ranking based on
TEU’s shipped in the second quarter of 2015).
Airfreight net revenues decreased as a result of lower rates charged to customers offset slightly by increased net revenue margin and a small increase in volumes.
2015
2014
% Change
Ocean
$109,256
$94,098
16.1%
Air
$40,235
$39,201
2.6%
Customs
$21,236
$19,644
8.1%
Six months ended June 30
YTD
YTD

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q2 2015
Other Logistics Services net revenues include transportation managed services, warehousing and small parcel.
Other Logistics Services net revenues increased 22.6 percent in the second quarter when compared to the second quarter of
2014, primarily due to the increase in managed services.
Managed services growth largely the result of the addition of new customers and growth with existing customers.
2015
2014
% Change
$21,104
$17,207
22.6%
Three months ended June 30
NET REVENUES  in thousands
2015
2014
% Change
$40,895
$35,773
14.3%
Six months ended June 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q2 2015
Improved market conditions yielded increased net revenue margins in the second quarter of 2015 when compared to the second quarter of 2014.
Net revenues increased as a result of volume growth with strategic commodities and services.
2015
2014
% Change
Total revenues
$414,366
$460,816
-10.1%
Total net revenues
$35,670
$34,894
2.2%
Net revenue margin
8.6%
7.6%
13.7%
Three months ended June 30
SOURCING NET REVENUES  in thousands
2015
2014
% Change
$767,999
$796,624
-3.6%
$65,635
$61,740
6.3%
8.5%
7.8%
10.3%
Six months ended June 30

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Summarized Income Statement
•
70 basis point improvement in operating income as a percent of net revenues in the second quarter of 2015 when compared to the second quarter of 2014.
•
Personnel expense growth was primarily the result of the Freightquote acquisition and from an increase in variable compensation.
•
Other
SG&A
expenses
increased
primarily
due
to
our
acquisition
of
Freightquote, including amortization expenses of approximately $1.9 million.
Three months ended June 30
2015
2014
% Change
Total revenues
$3,545,088
$3,502,918
1.2%
Total net revenues
584,018
521,037
12.1%
Personnel expenses
263,999
238,986
10.5%
Selling, general & admin
90,924
81,669
11.3%
Total operating expenses
354,923
320,655
10.7%
Income from operations
$229,095
$200,382
14.3%
Percent of net revenue
39.2%
38.5%
2.0%
2015
2014
% Change
$6,845,978
$6,645,503
3.0%
1,109,128
978,272
13.4%
519,143
459,283
13.0%
178,965
161,636
10.7%
698,108
620,919
12.4%
$411,020
$357,353
15.0%
37.1%
36.5%
1.4%
Six months ended June 30

2015	2014	% Change
Net cash provided by operating activities	$150,801	$113,928	32.4%
Capital expenditures, net	$12,939	$6,229	107.7%

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Three months ended June 30
June 30, 2015
Cash & investments
$171,451
Current assets
$1,944,339
Total assets
$3,404,014
Debt
$1,130,000
Stockholders investment
$1,111,851
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
in thousands
•
Strong cash flow quarter
•
Total debt balance $1.130 billion
•
$500 million, 4.28% average coupon
•
$630 million drawn on new revolver,
1.30% current rate as of June 30, 2015

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Capital Distribution
•
Capital returned to shareholders during the quarter
•
$57.2 million cash dividend
•
$49.0 million in cash for repurchase activity
•
765,775 shares
•
Average price $63.99 for shares repurchased
•
Target is to return approximately 90% of net income to shareholders annually.
2010
2011
2012 (a)
2013
2014
Q2 2015
Net income
$387,026
$431,612
$447,007
$415,904
$449,711
$137,208
Capital distribution
Cash dividends paid
$168,902
$194,697
$219,313
$220,257
$215,008
$57,182
Share repurchases
157,381
250,274
255,849
807,449
(b)
176,645
48,998
Subtotal
$326,283
$444,971
$475,162
$1,027,706
$391,653
$106,183
Percent of net income
Cash dividends paid
44%
45%
49%
53%
48%
42%
Open market share repurchases
41%
58%
57%
194%
39%
36%
Subtotal
84%
103%
106%
247%
87%
78%
(a) 2012 Net Income is adjusted to excluded transaction related gains and expenses.  A reconciliation of adjusted results appears in Appendix A. 2012 Dividends exclude the fifth dividend payment made during the year.
(b) Includes a $500 million accelerated share repurchase.
YTD 2015
$243,684
$114,517
92,923
$207,443
47%
38%
85%

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

A look ahead
July to date, total company net revenue has increased
approximately 12 percent per business day when
compared to July to date in 2014.
Freightquote
integration continues into the second half
of the year.
Remain focused on balanced growth initiatives and
strategic investments.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved

Appendix A: 2012 Summarized Adjusted Income Statement
In thousands, except per share amounts
Twelve months ended December 31, 2012
1)
The
adjustment
to
personnel
consists
of
$33
million
of
incremental
vesting
expense
of
our
equity
awards
triggered
by
the
gain
on
the
divestiture
of
T-Chek. The balance consists of transaction related bonuses.
2)
The adjustments to other operating expenses reflect fees paid to third parties for:
a)
Investment banking fees related to the acquisition of Phoenix
b)
External legal and accounting fees related to the acquisitions of Apreo and Phoenix and the divestiture of T-Chek.
3)
The adjustment to investment and other income reflects the gain from the divestiture of T-Chek.
4)
The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix.
5)
The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek.
2012 Actual
Non-recurring
Acquisition Impacts
Non-recurring
Divestiture  Impacts
Adjusted
Total net revenues
$1,717,571
$1,717,571
Personnel expenses (1)
766,006
-385
-34,207
731,414
Other operating expenses (2)
276,245
-10,225
-379
265,641
Total operating expenses
1,042,251
-10,610
-34,586
997,055
Income from operations
675,320
10,610
34,586
720,516
Investment & other income (3)
283,142
-281,551
1,591
Income before taxes
958,462
10,610
-246,965
722,107
Provision for income taxes
364,658
2,745
-92,303
275,100
Net income
$593,804
7,865
-$154,662
$447,007
Net income per share (diluted)
3.67
2.76
Weighted average shares (diluted)
161,946
185 (4)
92 (5)
161,669
To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business.